SETTLEMENT AGREEMENT NO. 3
                              --------------------------


                                       Recitals
                                       --------

                       A.  Alexander & Alexander Inc. ("A&A") and Shand/

             Evanston Group, Inc., successor to F-M Acquisition Corp.

             ("S/E"), are parties to an arbitration proceeding before the

             American Arbitration Association, Index No. 13-195-609-94

             (the "Proceeding").

                       B.  The Proceeding involves certain claims by S/E

             for indemnification under Article 8 of the Stock Purchase

             Agreement by and between F-M Acquisition Corp. and A&A dated as of October 7, 1987, as amended as of February 15, 1989

             (the "Purchase Agreement").

                       C.  The parties wish to settle certain disputes

             between them concerning the matters raised by S/E's Demand for Arbitration in the Proceeding, as well as the related

             matters referred to herein, and desire to restructure cer-

             tain of their rights and obligations under the Purchase

             Agreement to make their interests more consistent.

                       D.  In executing this Settlement Agreement, S/E is

             acting on its own behalf and on behalf of all other Buyer

             Affiliates, and is authorized to do so.

                       E.  Alexander & Alexander Services Inc. ("A&A

             Services") is a signatory to this Settlement Agreement sole-ly for purposes of the guaranty given by it in paragraph 6 hereof.

                       F.  Markel Corporation ("Markel") is a signatory

             to this Settlement Agreement solely for purposes of the

             guaranty given by it in paragraph 6 hereof.


                                      Agreement
                                      ---------

                       1.  Capitalized terms used in this Settlement

             Agreement and not otherwise defined shall have the meaning set forth in the Purchase Agreement, unless the context

             clearly requires otherwise.

                       2.  Except as expressly provided herein, this

             Settlement Agreement shall not alter or amend the terms or provisions of the Purchase Agreement.  Nothing herein af-

             fects in any way (i) the indemnities provided in Sections
                               -

             8.1(b) and 8.1(c)(i) of the Purchase Agreement, or (ii) the
                                                                 --

             Settlement Agreement, dated as of February 11, 1993, or

             Settlement Agreement No. 2. dated as of August 1994.

                       3.  The terms and obligations of the "Agreement

             Concerning Interim Costs," dated October 31, 1994, between the parties shall continue in effect until the date of this

             Settlement Agreement and thereafter shall terminate except for obligations that have arisen through the date hereof.

                       4.  Upon execution of this Settlement Agreement

             and in consideration for the mutual promises contained here-in, A&A shall pay to EIC $14 million by wire transfer of immediately available funds and deliver to EIC its neg-

             otiable promissory note in the principal amount of $14 mil-

             lion in the form of Appendix A hereto (the "Note").

                       5.  S/E releases A&A from all present and future

             obligations and liabilities arising under or relating to

             Section 8.1(c)(ii) of the Purchase Agreement as if Sec-

             tion 8.1(c)(ii) were deleted in its entirety from the Pur-

             chase Agreement except as expressly stated below in this

             paragraph 5:

                            (a)  A&A shall be obligated to indemnify and

                       hold harmless the Buyer Affiliates for any Loss

                       (as defined below).  In the event that a judgment

                       or award rendered in a Reinsurer Action (as de-

                       fined below), if final, would result in a Loss,

                       A&A shall also indemnify and hold harmless the

                       Buyer Affiliates for any damages, losses, liabili-

                       ties, fees, costs or expenses (including reason-

                       able fees and expenses of outside counsel, but

                       excluding the time of employees of Buyer Af-

                       filiates), if any, incurred in connection with

                       appeal, if any, of such judgment or award.

                            (b)  For purposes of this paragraph 5,

                            (1)  "Reinsurer Action" shall mean any ac-

                                 tion, suit, proceeding or arbitration,

                                 by or on behalf of a reinsurer, involv-

                                 ing a reinsurance contract, which

                                 (i) asserts a claim or counterclaim that
                                  -

                                 arises out of or relates to the actual

                                 or alleged occurrence prior to the Clos-

                                 ing Date of any error or omission in

                                 connection with the professional ser-

                                 vices provided by SMCO, ESI, EIC or ICE,

                                 and, in addition, (ii) has resulted in
                                                    --

                                 an award or judgment that exceeds the

                                 Recoverables (as defined below).  Where

                                 the judgment or award in a Reinsurer

                                 Action is against a ceding company other

                                 than Mutual Fire, General Accident or a

                                 Buyer Affiliate, and that ceding company

                                 then brings an action, suit, proceeding

                                 or arbitration against any Buyer Affil-

                                 iate based on that judgment or award,

                                 the action, suit, proceeding or arbit-

                                 ration by the ceding company against the

                                 Buyer Affiliate shall constitute a Rein-

                                 surer Action for purposes of this Set-
                                 tlement Agreement if the action, suit,

                                 proceeding or arbitration by the ceding

                                 company results in an award or judgment

                                 that exceeds the Recoverables (as de-

                                 fined below).  "Reinsurer Action" shall

                                 not include any claims asserted by or on

                                 behalf of the reinsurer involving rein-

                                 surance ceded to the reinsurer by or on

                                 behalf of General Accident or Mutual

                                 Fire; provided, that this sentence shall
                                       --------

                                 not in any way affect the rights and

                                 obligations of the parties with respect

                                 to Mutual Fire and General Accident

                                 under Sections 8.1(b) and 8.1(c)(i) of

                                 the Purchase Agreement or paragraph 5(e)

                                 of this Agreement.

                            (2)  "Loss" shall mean the amount, if any, by

                                 which the payments that a Buyer Af-

                                 filiate becomes obligated to pay pur-

                                 suant to a final judgment or award in a

                                 Reinsurer Action exceeds the Recover-

                                 ables.  For purposes of the foregoing

                                 formula, the amount by which a judgment

                                 or award cancels, nullifies, reduces or
                                 otherwise denies a right to collect Re-

                                 coverables, in whole or in part, shall

                                 constitute "payments that a Buyer Af-

                                 filiate becomes obligated to pay."

                            (3)  (i)  "Recoverables" with respect to the

                                 reinsurance contract(s) that are the

                                 subject of a Reinsurer Action involving

                                 a Buyer Affiliate as the ceding company

                                 shall mean the sum of (A) paid claims,
                                                        -

                                 case reserves, IBNR (excluding unal-

                                 located IBNR), and loss adjustment ex-

                                 penses reported by SMCO to EIC and ICE,

                                 or maintained by EIC or ICE, whichever

                                 is greater, in the ordinary course of

                                 business, and calculated in a manner

                                 consistent with the method of calcul-

                                 ation regularly used by SMCO for unaf-

                                 filiated issuing companies (the recover-

                                 ables enumerated in this clause "A"

                                 being hereinafter referred to as the

                                 "Basic Recoverables"), and (B) a portion
                                                             -

                                 of undiscounted "Unallocated IBNR" cal-

                                 culated as follows:  "Unallocated IBNR,"

                                 if any, shall be allocated to, and be-
                                 come part of the Recoverables for pur-

                                 poses of this paragraph 5 in the same

                                 proportion to Basic Recoverables due

                                 from such reinsurer as the average pro-

                                 portion of unallocated IBNR was to Basic

                                 Recoverables due from the respective

                                 reinsurers in the three commutations

                                 most recently completed prior to the Re-

                                 coverables Determination Date (as de-

                                 fined in subparagraph (iii) below) for
                                                        ---

                                 the same or similar types of business.

                                 (ii)  "Recoverables" with respect to the

                                 reinsurance contract(s) that are the

                                 subject of a Reinsurer Action involving

                                 a ceding company other than a Buyer

                                 Affiliate shall mean the sum of (A) paid
                                                                  -

                                 claims, case reserves, IBNR (excluding

                                 unallocated IBNR), and loss adjustment

                                 expenses reported by SMCO to such ceding

                                 company in the ordinary course of bus-

                                 iness, calculated in a manner consistent

                                 with the method of calculation regularly

                                 used by SMCO for unaffiliated issuing

                                 companies (the recoverables enumerated
                                 in this clause "A" being hereinafter

                                 referred to as the "Basic Recover-

                                 ables"), and (B) a portion of undis-
                                               -

                                 counted "Unallocated IBNR" calculated as

                                 follows:  "Unallocated IBNR," if any,

                                 shall be allocated to, and become part

                                 of the Recoverables for purposes of this

                                 paragraph 5 in the same proportion to

                                 Basic Recoverables due from such rein-

                                 surer as the average proportion of unal-

                                 located IBNR was to Basic Recoverables

                                 due from the respective reinsurers in

                                 the three commutations most recently

                                 completed by any Buyer Affiliate prior

                                 to the Recoverables Determination Date

                                 (as defined in subparagraph III below)

                                 for the same or similar types of bus-

                                 iness.

                                 (iii)  The determination of the amount

                                 of Recoverables shall be made as of the

                                 end of the calendar quarter next preced-

                                 ing the judgment or award in the Rein-

                                 surer Action by or on behalf of the

                                 reinsurer (the "Recoverables Deter-
                                 mination Date").  "Loss" shall not be

                                 affected by changes in Recoverables or

                                 recoverables after the Recoverables

                                 Determination Date.

                            (c)  A&A shall be obligated to indemnify and

                       hold harmless the Buyer Affiliates for 50% of all

                       outside counsel fees and other expenses reasonably

                       incurred by any Buyer Affiliate (but excluding the

                       time of employees of any Buyer Affiliate) in de-

                       fending against any Reinsurer Action, such fees

                       and expenses to be paid by A&A within 20 days

                       after A&A has received a copy of the judgment or

                       award; provided, however, that in an E&O Action
                              --------

                       (as defined below) A&A shall be required to pay

                       50% of such fees and expenses on a current, on-

                       going basis if either (i) the reinsurer asserts a
                                              -

                       claim or counterclaim for rescission, in whole, of

                       one or more reinsurance contracts, and $100,000 in

                       fees and expenses have already been spent by any

                       of the Buyer Affiliates in defending against or

                       negotiating the settlement of the action or pro-

                       ceeding, or (ii) the reinsurer asserts a claim or
                                    --

                       counterclaim for rescission, in part, of one or

                       more reinsurance contracts, and $200,000 in fees and expenses have already been spent by any of the

                       Buyer Affiliates in defending against or negoti-

                       ating the settlement of the action or proceeding.

                       Neither S/E nor A&A shall have any duty to commute

                       or settle a Reinsurer Action or an E&O Action;

                       provided, that this sentence shall not in any way
                       --------

                       affect the rights and obligations of the parties

                       with respect to Mutual Fire and General Accident

                       under Sections 8.1(b) and 8.1(c)(i) of the Pur-

                       chase Agreement or paragraph 5(e) of this Agree-

                       ment.

                            (d)  (1)  S/E, directly or by one or more

                       other Buyer Affiliates, shall have the duty to

                       undertake the defense of any action, suit, pro-

                       ceeding or arbitration, by or on behalf of a rein-

                       surer against any Buyer Affiliate, which asserts a

                       claim or counterclaim that arises out of or re-

                       lates to the actual or alleged occurrence prior to

                       the Closing Date of any error or omission in con-

                       nection with the professional services provided by

                       SMCO, ESI, EIC or ICE (an "E&O Action").

                            (2)  S/E shall give A&A prompt written notice

                       of any claim or any assertion of liability, or any

                       request or demand by a third party, that S/E rea-sonably believes might give rise to an E&O Action.

                       Such notice shall comply with the provisions of

                       Section 13.1 of the Purchase Agreement, as amended

                       by paragraph 14 of this Settlement Agreement.

                            (3)  A&A shall have the right (i) to be kept
                                                           -

                       fully informed as to any E&O Action, at all stages

                       thereof, and (ii) to be represented by counsel, at
                                     --

                       its own expense, and to participate in any E&O

                       Action; provided, that neither A&A nor its counsel
                               --------

                       shall participate in any E&O Action without the

                       prior written consent of S/E, which consent shall

                       not be unreasonably withheld or delayed.

                            (4)  A&A shall have no indemnification obli-

                       gation with respect to any E&O Action that any

                       Buyer Affiliate settles, or any contract obl-

                       igations any Buyer Affiliate commutes, in whole or

                       in part, for itself or on behalf of another party,

                       unless A&A has expressly consented in writing to

                       such settlement or commutation and to any inde-

                       mnification obligation in connection therewith,

                       which consent shall be in A&A's sole and unlimited

                       discretion; provided, that this sentence shall not
                                   --------

                       in any way affect the rights and obligations of

                       the parties with respect to Mutual Fire and Gen-eral Accident under Sections 8.1(b) and 8.1(c)(i)

                       of the Purchase Agreement or paragraph 5(e) of

                       this Agreement.

                            (5)  The parties agree to render to each

                       other such assistance as they may reasonably re-

                       quire of each other in order to facilitate the

                       proper and adequate defense of any E&O Action.

                            (6)  Sections 8.3(a), -(b), -(c) and -(d) of

                       the Purchase Agreement shall not apply to the

                       obligations and liabilities of the parties under

                       paragraphs 5(a)-(d) of this Settlement Agreement

                       No. 3.

                            (e)  A&A's indemnification obligations under

                       Section 8.1(c)(ii) of the Purchase Agreement shall

                       remain in effect with respect to matters involving

                       or relating to Mutual Fire and/or General Ac-

                       cident, except that A&A shall be obligated to

                       indemnify and hold harmless the Buyer Affiliates

                       for Litigation Expenses (as defined below) in

                       connection with matters involving or relating to

                       General Accident as follows:

                                 1.  In any E&O Action in which any of

                            the Buyer Affiliates incur expenses on behalf

                            of both General Accident and any Buyer Af-filiates, 50% of the portion of Litigation

                            Expenses incurred in the E&O Action on behalf

                            of General Accident and the Buyer Affiliates,

                            and

                                 2.   During that part of any E&O Action

                            in which any of the Buyer Affiliates incur

                            expenses on behalf of General Accident but

                            not on behalf of any Buyer Affiliate, 100% of

                            the portion of Litigation Expenses incurred

                            on behalf of General Accident.

             "Litigation Expenses," as used in this paragraph, shall mean outside counsel fees and other expenses reasonably incurred by any Buyer Affiliate (but excluding the time of employees of any Buyer Affiliate) in connection with a Legal Action.

                       6.  (a)  A&A Services hereby guarantees the obli-

             gations of A&A under this Agreement, the Note defined in

             paragraph 4 above, and the two A&A contingent promissory

             notes referred to in paragraph 10 below.

                       (b)  Markel hereby guarantees that Buyer Af-

             filiates will pay or absorb, and will cause them to pay or absorb, up to $28 million of (i) Losses on Commutations (as
                                           -

             defined below) and/or (ii) damages, losses, liabilities,
                                    --

             fees, costs or expenses (including reasonable fees and ex-

             penses of outside counsel but excluding the time of employ-ees of the Buyer Affiliates) which would have been subject to indemnification by A&A under Section 8.1(c)(ii) of the

             Purchase Agreement but for the terms of paragraph 5 of this

             Settlement Agreement.

                       (1)  For purposes of this paragraph 6(b), Losses

             on Commutations shall mean (i) $7,500,000, representing
                                         -

             approximately one half of the commutation shortfall involv-

             ing the commutation, dated June 30, 1994, with Philadelphia

             Re, plus (ii) one third of all Commutation Shortfalls occur-
                       --

             ring as a result of commutation agreements entered into

             subsequent to the date of this Settlement Agreement between any Buyer Affiliate and any reinsurer regarding insurance

             ceded to the reinsurer prior to the Closing Date.  The term

             "Commutation Shortfall" in the prior sentence shall mean the difference between (x) the amount of the commutation payment
                                 -

             required under the commutation agreement, and (y) the amount
                                                            -

             of Recoverables for that reinsurers as defined above in

             paragraph 5(b)(1).

                       (2)  Notwithstanding anything in this Settlement

             Agreement to the contrary, nothing in this paragraph 6(b)

             shall affect the calculation of the amount of Loss, as de-

             fined in paragraph 5 above, or A&A's responsibility to pay such Loss.

                       (3)  In the event that (i) A&A pays any portion of
                                               -

             the two contingent notes described in paragraphs 1 and 2 of

             Appendix B to this Settlement Agreement, and/or (ii) the
                                                              --

             note described in paragraph 2 is exchanged for a new non-

             contingent promissory note, the amount of Markel's guarantee under this paragraph shall be increased by the amount of the contingent note(s) so paid or exchanged.

                       7.  If after the date of this Settlement Agreement

             S/E or any Buyer Affiliate commutes or settles, or ne-

             gotiates the commutation or settlement of, the reinsurance contract obligations of any reinsurer with respect to con-

             tract years prior to 1988, S/E or the Buyer Affiliate shall make reasonable best efforts to obtain from the reinsurer a release running in favor of SMCO, SMCO's present and former shareholders, and the issuing carrier with respect to claims arising out of or relating to the reinsurance contract or

             any business written under the contract.

                       8.  (a)  S/E represents and warrants to A&A that

             S/E has made a reasonable inquiry to identify all reinsurers that (i) have made or threatened to assert claims concerning
                   -

             an actual or alleged error or omission in connection with

             the professional services provided by SMCO, ESI, EIC or ICE prior to the Closing Date, or (ii) have requested audits
                                            --

             since January 1, 1992, and has furnished A&A with a letter, dated December 22, 1994, which, to the best of its know-

             ledge, lists all reinsurers so identified other than those with whom the Buyer Affiliates have heretofore commuted all reinsurance obligations.

                       (b)  A&A represents and warrants to S/E that A&A

             has made a reasonable inquiry to identify any reinsurers

             that either (i) have made or threatened to assert claims
                          -

             concerning an actual or alleged error or omission in con-

             nection with the professional services provided by SMCO,

             ESI, EIC or ICE prior to the Closing Date, or (ii) have
                                                            --

             requested audits since January 1, 1992, and that to the best of its knowledge A&A has not identified any such reinsurer not on S/E's list, dated December 22, 1994.

                       9.  To avoid future uncertainty, the parties ac-

             knowledge and agree that A&A's indemnification obligations continue with respect to any claims of reinsurers of bus-

             iness ceded by or on behalf of General Accident and/or Mutu-

             al Fire arising out of or relating to the actual or alleged occurrence prior to the Closing Date of any error or omis-

             sion in connection with the professional services provided by SMCO, ESI, EIC or ICE.  It is understood that this para-

             graph does not expand or limit any rights provided under the

             Purchase Agreement.

                       10.  Upon the execution of this Settlement Agree-

             ment, and in order to resolve certain additional issues,

             A&A, in addition to the Note in the form of Appendix A)

             shall deliver to S/E two promissory notes to S/E, and S/E

             shall deliver to A&A one contingent promissory note, the

             principal amounts of which are stated in Appendix B.

                       11.  (a)  A&A and A&A services, on their own be-

             half and on behalf of all of their affiliates, forever dis-

             charge and release the Buyer Affiliates from any and all

             claims, causes of action and proceedings of whatever nature,

             whether now existing or hereafter arising, that A&A or A&A

             Services may have relating to Section 11.4 of the Purchase

             Agreement and the related letter agreement dated Decem-

             ber 29, 1987, including, without limitation, the claim de-

             scribed in paragraphs 7-10 of A&A's ANSWER AND COUNTER-

             CLAIMS, dated August 5, 1994, in the Proceeding.

                       (b)  A&A and A&A Services, on their own behalf and

             on behalf of all of their affiliates, forever discharge and release the Buyer Affiliates from any and all claims, causes of action and proceedings of whatever nature, whether now

             existing or hereafter arising, that A&A or A&A Services may have relating to Section 4.13 of the Purchase Agreement and the Tax Allocation Agreement, including, without limitation, the claim described in paragraphs 11-13 of A&A's ANSWER AND

             COUNTERCLAIMS, dated August 5, 1994, in the Proceeding.

                       12.  This Settlement Agreement shall be construed

             under New York law and may not be altered or waived by oral agreement.  Any dispute arising under this Settlement Agree-

             ment shall be subject to arbitration pursuant to Sec-

             tion 13.9 of the Purchase Agreement.

                       13.  Except insofar as disclosure may be required

             by law or by the rules of any stock exchange or quotation

             system on which the shares of a party or its affiliate are listed or quoted, the parties agree to use their reasonable best efforts to maintain the confidentiality of the terms

             and conditions of this Settlement Agreement and shall con-

             sult with each other before issuing any press release or

             making any public filing with respect to this Settlement

             Agreement.

                       14.  Section 13.1 of the Purchase Agreement is de-

             leted in its entirety and is replaced with the following:

                       13.1  Notices.  All notices and other com-
                             -------
                  munications hereunder shall be in writing and shall be deemed given if delivered personally or transmitted by telex, telecopy (if receipt is confirmed) or mailed by registered or certified mail (return receipt requested) to the persons at the following addresses (or at such other address for a party as shall be specified by like notice):

                  a.   If to Buyer:   Markel Corporation
                                      4551 Cox Road
                                      Glen Allen,
                                      Virginia 23060
                                      Att'n: Steven A. Markel
                                      -----
                                      Telecopy: (804) 527-3810

                  b.   If to Seller:  Alexander & Alexander Inc.
                                      1185 Avenue of the Americas
                                      New York, New York 10036
                                      Att'n: Albert A. Skwiertz, Jr.
                                      -----
                                      Telecopy: (212) 444-4696

                       15.  Except as expressly stated in this Settlement

             Agreement, this Agreement is not intended to and shall not confer upon any other person any rights or remedies here-

             under or otherwise with respect to the subject matter here-

             of.

                       The parties have executed this Settlement Agree-

             ment as of this 27th day of January 1995.


                                           ALEXANDER & ALEXANDER INC.




                                           By    /s/ Dan R. Osterhout
                                                 ---------------------
                                           Title Senior Vice President
                                                 ---------------------


                                           ALEXANDER & ALEXANDER SERVICES
                                           INC. (solely as guarantor of
                                           the obligations of Alexander
                                           Alexander Inc.)



                                           By    /s/ Dan R. Osterhout
                                                 ---------------------
                                           Title Senior Vice President
                                                 ---------------------

                                           SHAND/EVANSTON GROUP, INC.
                                           (for itself and on behalf of
                                           all Buyer Affiliates other
                                           than EIC)



                                           By    /s/ Steven A. Markel
                                                 --------------------
                                           Title Chairman
                                                 --------------------


                                           EVANSTON INSURANCE COMPANY



                                           By    /s/ Steven A. Markel
                                                 --------------------
                                           Title Chairman and Chief
                                                 --------------------
                                                 Executive Officer
                                                 --------------------





                                           MARKEL CORPORATION (solely as
                                           a guarantor as provided in
                                           paragraph 6 of this Agreement)



                                           By    /s/ Steven A. Markel
                                                 --------------------
                                           Title Vice Chairman
                                                 --------------------

                                   PROMISSORY NOTE




             $14,000,000
             New York, New York                          January 26, 1995


                       FOR VALUE RECEIVED, the sufficiency of which is
             hereby acknowledged, Alexander & Alexander Inc., a Maryland corporation ("Maker") hereby unconditionally promises to pay to the order of Evanston Insurance Company, an Illinois corporation (the "Company"), or its assigns, the principal sum of Fourteen Million Dollars ($14,000,000) on January 25, 2000. Maker promises to pay interest on the unpaid prin-cipal amount of this Note, for each day from the date hereof until paid, on the 1st day of June and December of each year commencing June 1, 1995, at a rate per annum equal to 10.6%; provided that any overdue principal of and, to the extent
             --------
             permitted by law, overdue interest shall bear interest, payable on demand, for each day until paid at a rate per annum equal to 15.6%. Interest payable hereunder shall be computed on the basis of a year of 365 days (or 366 days in the year 1996) and shall be paid for the actual number of days elapsed (including the first day but excluding the last day).

                       Maker may prepay this Note in whole or from time
             to time in part, without premium or penalty.

                       Payments shall be made in lawful money of the
             United States of America to the Company or its assigns at such address as the Company or its assigns, as the case may be, may designate in writing.

                       If one or more of the following events ("Events of
             Default") shall have occurred and be continuing:

                            (i)  Maker shall fail to pay when due any
                       principal of this Note;

                           (ii) Maker shall fail to pay any interest on this Note within five days after the same becomes due and payable;

                          (iii) Maker shall fail to pay any other amount due and Payable hereunder within twenty days after


                                      APPENDIX A
                                      ----------
                       written notice of the default shall have been given by the holder to the Maker;

                           (iv) Maker or any Guarantor shall commence a voluntary action or proceeding seeking liquida-tion, reorganization or other relief with respect
                             --------------
                       to itself or its debts under any bankruptcy, in-solvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary action or proceed-ing commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to autho-rize any of the foregoing;

                            (v)  an involuntary action or proceeding
                       shall be commenced against Maker or Guarantor seeking liquidation, reorganization or other re-lief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary action or proceeding shall remain undismissed and un-stayed for a period of 60 days, or an order for relief shall be entered against Maker or Guarantor under the federal bankruptcy laws as now or here-after in effect; or

                           (vi) one or more judgments or orders for the payment of money in excess of $20 million in the aggregate shall be rendered against Maker or Guar-antor and if, within 60 days after entry thereof, such judgment or order shall not have been dis-charged or execution thereof stayed pending ap-peal, or within 60 days after the expiration of any such stay, such judgment or order shall not be discharged;

             then, and in every such event, the holder of this Note may at any time unless such event is not at such time contin-uing, at its option, by written notice to Maker, declare this Note (together with accrued interest thereon) to be immediately due and payable, whereupon all unpaid principal and accrued interest under this Note shall become im-mediately due and payable without presentment, demand, pro-test or further notice of any kind, all of which are hereby waived by Maker; provided that upon the occurrence of any of
                              --------
             the Events of Default specified in clause (iv) or (v) above, without any notice to the Maker or any other act by the holder, this Note (together with accrued interest thereon) shall immediately become due and payable without present-ment, demand, protest or other notice of any all of which are hereby waived by Maker.

                       If an Event of Default occurs, Maker shall pay all
             out-of-pocket expenses incurred by the Company, including the reasonable fees and disbursements of its counsel, in connection with enforcement of the obligations of Maker under this Note and any collection or other proceedings resulting therefrom.

                       This Note is binding on maker and Maker hereby
             waives presentment, demand, notice and protest and any de-fense by reason of an extension of time for payment or other indulgences, except as otherwise provided herein. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

                       This Note may be transferred, assigned or pledged
             in its entirety to a single transferee, assignee or pledgee by the holder without the consent of Maker and without lim-itation as to the number of successive single transferees. Except as provided in the next paragraph, this Note may not be subdivided or transferred, assigned or pledged to more than one transferee, assignee or pledgee without the prior written consent of the Maker. The Company and any trans-feree, assignee or pledgee shall give written notice to Maker of any transfer, assignment or pledge made pursuant to the first sentence of this paragraph.

                       The Company may subdivide its interest in, and
             make partial assignments of, this Note to not more than, at any one time, eight corporations which are, directly or indirectly, wholly-owned subsidiaries of Market Corporation, a Virginia corporation; provided that the Company has been
                                     --------
             irrevocably appointed the agent by each such assignee for
             the purpose of taking any action on behalf of such assignee that the Company would otherwise be empowered to take on its own behalf in the absence of any such assignment. In no event shall Maker be required to deal with any holder of an interest in this Note other than the Company unless and until there has been a transfer of this Note in accordance with the preceding paragraph or following sentence. If the Company's interest in this Note has been subdivided or a partial assignment of this Note has been made as permitted by the first sentence of this paragraph, the assigned in-terests shall have been restored to the Company prior to any transfer of this Note to a transferee which is not a wholly-owned subsidiary of the Company.

                       Maker or Guarantor may not set off from any
             amounts due under this Note any amounts due Maker or Guar-antor from the Company or its assignees or pledgees.

                       Any legal action or proceeding with respect to
             this Note or any document related hereto may be brought in the courts of the Commonwealth of Virginia in Richmond, Virginia or of the United States of America for the Eastern District of Virginia, and by execution and delivery of this Note and the related Guaranty Maker and Guarantor hereby irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Maker and Guarantor hereby irrev-ocably and unconditionally waive any objection, including without limitation, any objection to the laying of venue or based on the grounds of the forum non conveniens which it
                                         ----- --- ----------
             now or may have to the bringing of any action or proceeding in such respective jurisdictions. MAKER AND GUARANTOR HERE-BY IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                       This Note shall be governed by and construed and
             enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.

                                              Alexander & Alexander Inc.



                                              By:_______________________


                                              Address:


                                              1211 Avenue of the Americas
                                              New York, New York 10036
                                              Attention:




                                       GUARANTY

                       The undersigned, Alexander & Alexander Services
             Inc., a Maryland corporation, and the holder of all of the outstanding capital stock of the Maker of the within Note, hereby irrevocably and unconditionally guarantees to Evan-ston Insurance Company, for its benefit and for the benefit of its successors and its Permitted transferees, assigns and pledgees, the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) of all amounts now or hereafter payable by Maker under the within Note ("Obligations"). If Maker shall fail to pay any Obli-gation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise), the under-signed Guarantor shall forthwith on demand of the holder pay the holder the amount of such Obligation. Notwithstanding the foregoing, the obligations of the Guarantor hereunder shall not exceed those of the Maker of the within Note. The Guarantor further agrees to pay any and all expenses which may be paid or incurred by the holder of the within Note in collecting any or all of the Obligations and/or enforcing any rights under this Guaranty or under the Obligations.

                                           Alexander & Alexander Services
                                             Inc,

                                           By:___________________________

                           Description of Contingent Notes
                           -------------------------------



             1. Contingent promissory note of Alexander & Alexander Inc., guaranteed by Alexander & Alexander services Inc., in the fixed principal amount of $4,000,000, payable to Shand/ Evanston Group, Inc. if, within five years following the date of the note, certain results are obtained in pending disputes with third parties. Interest is not payable on this note unless and until the condition for payment is fulfilled, and then at the rate of 15.6% per annum.

             2. Contingent promissory note of Alexander & Alexander Inc., guaranteed by Alexander & Alexander Services Inc., in the fixed principal amount of $1,750,000, payable to Shand/ Evanston Group, Inc. if, within five years following the date of the note, certain results are obtained in pending disputes with third parties. Interest is not payable on this note unless and until the condition for payment is fulfilled, and then at the rate of 15.6% per annum.

             3. Contingent promissory note of Shand/Evanston Group, Inc., guaranteed by Markel Corporation, in the fixed principal amount of $1,250,000, payable to Alexander & Alexander Inc. if, within five years following the date of the note, certain results are obtained in pending disputes with third parties. Interest is not payable on this note unless and until the condition for payment is fulfilled, and then at the rate of 15.6% per annum.






































                                      Appendix B
                                      ----------

                                   PROMISSORY NOTE




             $14,000,000
             New York, New York                          January 26, 1995


                       FOR VALUE RECEIVED, the sufficiency of which is
             hereby acknowledged, Alexander & Alexander Inc., a Maryland corporation ("Maker") hereby unconditionally promises to pay to the order of Evanston Insurance Company, an Illinois corporation (the "Company"), or its assigns, the principal sum of Fourteen Million Dollars ($14,000,000) on January 25,2000. Maker promises to pay interest on the unpaid prin-cipal amount of this Note, for each day from the date hereof until paid, on the 1 st day of June and December of each year commencing June 1, 1995, at a rate per annum equal to 10.6%; provided that any overdue principal of and, to the
                    --------
             extent permitted by law, overdue interest shall bear in-terest, payable on demand, for each day until paid at a rate per annum equal to 15.6%. Interest payable hereunder shall be computed on the basis of a year of 365 days (or 366 days in the year 1996) and shall be paid for the actual number of days elapsed (including the first day but excluding the last day).

                       Maker may prepay this Note in whole or from time
             to time in part, without premium or penalty.

                       Payments shall be made in lawful money of the
             United States of America to the Company or its assigns at such address as the Company or its assigns, as the case may be, may designate in writing.

                       If one or more of the following events ("Events of
             Default") shall have occurred and be continuing:

                            (i)  Maker shall fail to pay when due any
                       principal of this Note;

                           (ii) Maker shall fail to pay any interest on this Note within five days after the same becomes due and payable;

                          (iii) Maker shall fail to pay any other amount due and payable hereunder within twenty days after written notice of the default shall have been given by the holder to the Maker;

                          (iv) Maker or any Guarantor shall commence a voluntary action or proceeding seeking liquid-ation, reorganization or other relief with respect to itself or its debts under any bankruptcy, in-solvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary action or proceed-ing commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                            (v)  an involuntary action or proceeding
                       shall be commenced against Maker or Guarantor seeking liquidation, reorganization or other re-lief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary action or proceeding shall remain undismissed and unstay-ed for a period of 60 days, or an order for relief shall be entered against Maker or Guarantor under the federal bankruptcy laws as now or hereafter in effect; or

                           (vi) one or more judgments or orders for the payment of money in excess of $20 million in the aggregate shall be rendered against Maker or Guar-antor and if, within 60 days after entry thereof, such judgment or order shall not have been dis-charged or execution thereof stayed pending ap-peal, or within 60 days after the expiration of any such stay, such judgment or order shall not be discharged;

             then, and in every such event, the holder of this Note may at any time unless such event is not at such time continu-ing, at its option, by written notice to Maker, declare this

             Note (together with accrued interest thereon) to be im-mediately due and payable, whereupon all unpaid principal and accrued interest under this Note shall become im-mediately due and payable without presentment, demand, pro-test or further notice of any kind, all of which are hereby waived by Maker; provided that upon the occurrence of any of
                              --------
             the Events of Default specified in clause (iv) or (v) above, without any notice to the Maker or any other act by the holder, this Note (together with accrued interest thereon) shall immediately become due and payable without present-ment, demand, protest or other notice of any kind, all of which are hereby waived by Maker.

                       If an Event of Default occurs, Maker shall pay all
             out-of-pocket expenses incurred by the Company, including the reasonable fees and disbursements of its counsel, in connection with enforcement of the obligations of Maker under this Note and any collection or other enforcement proceedings resulting therefrom.

                       This Note is binding on Maker and Maker hereby
             waives presentment, demand, notice and protest and any de-fense by reason of an extension of time for payment or other indulgences, except as otherwise provided herein. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

                       This Note may be transferred, assigned or pledged
             in its entirety to a single transferee, assignee or pledgee by the holder without the consent of Maker and without lim-itation as to the number of successive single transferees. Except as provided in the next paragraph, this Note may not be subdivided or transferred, assigned or pledged to more than one transferee, assignee or pledgee without the prior written consent of the Maker. The Company and any trans-feree, assignee or pledgee shall give written notice to Maker of any transfer, assignment or pledge made pursuant to the first sentence of this paragraph.

                       The Company may subdivide its interest in, and
             make partial assignments of, this Note to not more than, at any one time, eight corporations which are, directly or indirectly, wholly-owned subsidiaries of Markel Corporation, a Virginia corporation; provided that the Company has been
                                     --------
             irrevocably appointed the agent by each such assignee for
             the purpose of taking any action on behalf of such assignee that the Company would otherwise be empowered to take on its own behalf in the absence of any such assignment. In no event shall Maker be required to deal with any holder of an interest in this Note other than the Company unless and until there has been a transfer of this Note in accordance with the preceding paragraph or following sentence. If the Company's interest in this Note has been subdivided or a partial assignment of this Note has been made as permitted by the first sentence of this paragraph, the assigned in-terests shall have been restored to the Company prior to any transfer of this Note to a transferee which is not a wholly-owned subsidiary of the Company.

                       Maker or Guarantor may not set off from any
             amounts due under this Note any amounts due Maker or Gua-rantor from the Company or its transferees, assignees or pledgees.

                       Any legal action or proceeding with respect to
             this Note or any document related hereto may be brought in the courts of the Commonwealth of Virginia in Richmond, Virginia or of the United States of America for the Eastern District of Virginia, and by execution and delivery of this Note and the related Guaranty Maker and Guarantor hereby irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Maker and Guarantor hereby irrev-ocably and unconditionally waive any objection, including without limitation, any objection to the laying of venue or based on the grounds of the forum non conveniens which it
                                         ----- --- ----------
             now or hereafter may have to the bringing of any action or proceeding in such respective jurisdictions. MAKER AND GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUN-TERCLAIM ARISING OUT OF OR RELATED TO THIS
             NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                       This Note shall be governed by and construed and
             enforced in accordance with the laws of the State of New

             York, without giving effect to principles of conflicts of law thereof.

                                           Alexander & Alexander Inc.



                                           By /s/ Dan R. Osterhout
                                              --------------------

                                           Address:

                                           1211 Avenue of the Americas
                                           New York, New York 10036
                                           Attention:




                                       GUARANTY

                       The undersigned, Alexander & Alexander Services
             Inc., a Maryland corporation, and the holder of all of the outstanding capital stock of the Maker of the within Note, hereby irrevocably and unconditionally guarantees to Evanston Insurance Company, for its benefit and for the benefit of its successors and its permitted transferees, assigns and pledgees, the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) of all amounts now or hereafter payable by Maker under the within Note ("Obligations"). If Maker shall fail to pay any Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise), the under-signed Guarantor shall forthwith on demand of the holder pay the holder the amount of such Obligation. Notwithstanding the foregoing, the obligations of the Guarantor hereunder shall not exceed those of the Maker of the within Note. The Guarantor further agrees to pay any and all expenses which may be paid or incurred by the holder of the within Note in collecting any or all of the Obligations and/or enforcing any rights under this Guaranty or under the Obligations.

                                        Alexander & Alexander Services Inc,



                                        By: /s/ Dan R. Osterhout
                                           --------------------

                                   PROMISSORY NOTE


             New York, New York                          January 26, 1995


                       FOR VALUE RECEIVED, the sufficiency of which is
             hereby acknowledged, in the event that within five years after the date hereof (i) the claims by or on behalf of each
                                    -
             of the Lloyds syndicates (the "Syndicates") and insurance companies (the "Insurers") against Shand, Morahan and Com-pany ("SMCO"), Evanston Services, Inc. ("ESI"), Evanston Insurance Company ("EIC" or the "Company") or Insurance Company of Evanston ("ICE") identified in Appendix A hereto are settled and released generally and copies thereof are provided to Maker (as defined below), and/or (ii) in the
                                                           --
             event that (x) settlement of the claims referred to in
                         -
             clause (i) are obtained from Syndicates and Insurers from whom reinsurance recoverables aggregate at least sixty per-cent (60%) of such recoverables from all of the Syndicates and Insurers listed in Appendix A and copies thereof are provided to Maker (as defined below), and (y) Shand/Evanston Group, Inc., a Virginia corporation (for itself and the Buyer Affiliates, as such terms are defined in the Stock Purchase Agreement by and between F-M Acquisition Corp. and Alexander & Alexander Inc. ("Maker") dated as of October 7, 1987, as amended as of February 15, 1989) shall enter into a general release in favor of Maker substantially in the form attached hereto as Appendix B, Maker hereby unconditionally promises to pay ON DEMAND to the Company, the principal sum of Four Million Dollars ($4,000,000).

                       Maker promises to pay interest on the unpaid prin-
             cipal amount of this Note for each day from the date which is five (5) days after Demand for payment is made until the entire amount owing under this Note is paid at a rate per annum equal to 15.6%.

                       Maker may prepay this Note in whole or from time
             to time in part, without premium or penalty.

                       Payments shall be made in lawful money of the
             United States of America to the Company at such address as the Company may designate in writing.

                       If any obligation under this Note is not paid in
             full when due, Maker shall pay all out-of-pocket expenses incurred by the Company, including the reasonable fees and disbursements of its counsel, in connection with such fail-ure to pay in full and any collection or other enforcement proceedings resulting therefrom.

                       This Note is binding on Maker and Maker hereby
             waives presentment, demand, notice and protest and any de-fense by reason of an extension of time for payment or other indulgences. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

                       This Note may not be transferred, assigned or
             pledged, in whole or in part, by the holder without the consent of Maker.

                       Maker or Guarantor may not set off from any
             amounts due under this Note any amounts due Maker or Guar-antor from Company.

                       This Note shall be governed by and construed and
             enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.

                                         Alexander & Alexander Inc.


                                         By /s/ Dan R. Osterhout
                                            --------------------


                                         Address:

                                         1211 Avenue of the Americas
                                         New York, New York 10036
                                         Attention:




                                       GUARANTY

                       The undersigned, Alexander & Alexander Services
             Inc., a Maryland corporation, and the holder of all of the outstanding capital stock of the Maker of the within Note, hereby irrevocably and unconditionally guarantees to the holder hereof, the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) of all amounts now or hereafter payable by Maker under the within Note ("Obligations"). If Maker shall fail to pay any

             Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise), the under-signed Guarantor shall forthwith on demand of the Company pay the Company the amount of such Obligation. Notwithstanding the foregoing, the obligations of the Guar-antor hereunder shall not exceed those of the Maker of the within Note. The Guarantor further agrees to pay any and all expenses which may be paid or incurred by the holder in collecting any or all of the Obligations and/or enforcing any rights under this Guaranty or under the Obligations.

                                           Alexander & Alexander Services
                                             Inc.


                                           By: /s/ Dan R. Osterhout
                                               --------------------

                                      APPENDIX A

                LIST OF SYNDICATES AND COMPANIES WITH PENDING DISPUTES

                 Percentages to be applied upon settlement of pending
                  disputes related to reinsurance for environmental
                       impairment liability policies shall be
                                determined as follows:


                                                          % of
                                                         Total
                                               Total    Disputed
             Syndicate        Company           O/S    Reinsurers Cumulative
              Number           Name           Losses                   %
            --------- -----------------     --------   ---------- -----------


               553    Warrilow - Runoff     5,792,323  20.1%      20.1%
               809    Terra Nova            2,983,998  10.3%      30.4%
               210    Sturge - Runoff       2,196,764   7.6%      38.0%
               918    MDJ Oldsworth -       1,951,236   6.8%      44.8%
                      Runoff
               109    Poland Syndicate -    1,744,664   6.0%      50.9%
                      Runoff
               498    Anthony Phillips -    1,706,937   5.9%      56.8%
                      Runoff
               471    David Graves-Runoff   1,084,223   3.8%      60.5%
               826    Folksam Ins. Co.        963,775   3.3%      63.9%
               831    Excess Ins. Co.         945,320   3.3%      67.2%
               918    AGO Oldsworth -         747,107   2.6%      69.7%
                      Runoff
               190                            720,635   2.5%      72.2%
               122                            607,359   2.1%      74.4%
               665    Ongoing                 599,085   2.1%      76.4%
                91                            587,159   2.0%      78.5%
               839    Sphere Drake            408,639   1.4%      79.9%
               506                            388,186   1.3%      81.2%
               780    Candle - Ongoing        387,004   1.3%      82.6%
                43    Andrew Drysdale -       385,997   1.3%      83.9%
                      Runoff
               546    Spreckly - Runoff       376,748   1.3%      85.2%
               582    Cassidy - Ongoing       333,167   1.2%      86.4%
               257    KRS                     328,532   1.1%      87.5%
               231    Ongoing                 320,198   1.1%      88.6%
               806    Dominion Ins. Co.       260,262   0.9%      89.5%
                      Ltd.
               342                            239,043   0.8%      90.4%
               205                            227,375   0.8%      91.1%
               819    Tokio Marine & Fire     211,800   0.7%      91.9%
               365                            189,559   0.7%      92.5%
               661                            161,147   0.6%      93.1%
               551                            153,237   0.5%      93.6%
               153                            151,401   0.5%      94.1%
               818    Taisho Marine & Fire    141,204   0.5%      94.6%
               241                            140,127   0.5%      95.1%
               235                            133,205   0.5%      95.6%
               362                            114,035   0.4%      96.0%
               694                            104,409   0.4%      96.3%
               947    MJH                     100,217   0.3%      96.7%

                                                          % of
                                                         Total
                                               Total    Disputed
             Syndicate        Company           O/S    Reinsurers Cumulative
              Number           Name           Losses                   %
            --------- -----------------     --------   ---------- -----------
               602                             99,202   0.3%      97.0%
                12                             97,162   0.3%      97.4%
               660                             94,461   0.3%      97.7%
               802    Allianz                  84,720   0.3%      98.0%
               722                             84,714   0.3%      98.3%
               947    RGV                      72,605   0.3%      98.5%
               816    Sovereign Marine         70,598   0.2%      98.8%
               518                             62,351   0.2%      99.0%
                55                             56,976   0.2%      99.2%
               817    Storebrand Ins. Co.      56,454   0.2%      99.4%
               584                             38,976   0.1%      99.5%
                15                             26,281   0.1%      99.6%
               423                             26,146   0.1%      99.7%
               225                             25,877   0.1%      99.8%
               226                             15,492   0.1%      99.9%
               212                             15,150   0.1%      99.9%
               204    FLD                       9,769   0.0%      99.9%
               836    Heddington Assurance      5,581   0.0%     100.0%
                      (U.K)
               204    CW                        5,541   0.0%     100.0%
               281    Atlanta International     5,383   0.0%     100.0%
               257    JDN                       1,138   0.0%     100.0%
               612                                396   0.0%     100.0%
               940                                  0   0.0%     100.0%
                50    Dominion Ins. Co. Ltd.        0   0.0%     100.0%
                                           ---------- ------
                                           28,841,050 100.0%
                                           ========== ======

               * Indicates company.  All other numbers refer to syndicates.

                                      APPENDIX B

                                   GENERAL RELEASE
                                   ---------------


                       Pursuant to the attached Promissory Note,

             Shand/Evanston Group, Inc. ("S/E"), for itself and the Buyer

             Affiliates as defined in the Stock Purchase Agreement, dated as of October 7, 1987, as amended as of February 15, 1989

             (the "Purchase Agreement"), forever discharges and releases

             Alexander & Alexander Inc. and Alexander & Alexander Serv-

             ices Inc. from all present and future obligations and all

             present and future claims, causes of action and proceedings,

             of whatever nature, whether now existing or hereafter aris-

             ing, that S/E or any Buyer Affiliate has or may have under

             Section 8.1(c)(ii) of the Purchase Agreement and/or Settle-

             ment Agreement No. 3 arising out of or relating to any con-

             tract of reinsurance involving any of the companies and

             syndicates listed in Appendix A to the attached Promissory

             Note.  This General Release shall become effective upon

             payment in full of the attached Promissory Note.


                                           SHAND/EVANSTON GROUP, INC.
                                           (for itself and on behalf of
                                           all Buyer Affiliates)


             Date:  ___________________    By:_________________________

                                           Title:______________________

                                   PROMISSORY NOTE


             New York, New York                          January 26, 1995


                       FOR VALUE RECEIVED, the sufficiency of which is
             hereby acknowledged, in the event that within five years after the date hereof either

                       (i) (A) the claims by or on behalf of each of the
                            -
                  Lloyds syndicates (the "Syndicates") and insurance companies (the "Insurers") against Shand, Morahan and Company ("SMCO"), Evanston Services, Inc. ("ESI"), Evanston Insurance Company ("EIC" or the "Company") or Insurance Company of Evanston ("ICE") identified in Appendix A hereto are settled and released generally and copies thereof are provided to Maker (as defined below), and/or (B) in the event that (x) settlement of
                                  -                     -
                  the claims referred to in clause (A) are obtained from
                  Syndicates and Insurers from whom reinsurance recov-erables aggregate at least sixty percent (60%) of such recoverables from all of the Syndicates and Insurers listed in Appendix A and copies thereof are provided to Maker (as defined below), and (y) Shand/Evanston Group,
                                                 -
                  Inc., a Virginia corporation (for itself and the Buyer Affiliates, as such terms are defined in the Stock Purchase Agreement by and between F-M Acquisition Corp. and Alexander & Alexander Inc. ("Maker") dated as of October 7, 1987, as amended as of February 15, 1989 (the "Stock Purchase Agreement")) shall enter into a general release in favor of Maker substantially in the form attached hereto as Appendix B, or

                       (ii)  if (X) within five years after the date
                                 -
                  hereof Maker shall deliver to Shand/Evanston Group, Inc. a release of insurance policies issued by EIC for the benefit of The Mutual Fire Marine and Inland Insur-ance Company which were the subject of the litigation entitled Constance B. Foster v. The Mutual Fire Marine
                           ---------------------------------------------
                  and Inland Insurance Company, Pa. Commw.  Ct., No. 3483
                  ----------------------------
                  C.D. 1986; Constance B. Foster, Ronald G. Aller, et al.
                             --------------------------------------------
                  v. Evanston Ins. Co., Pa. Commw. Ct., No. 3483 CD 1986
                  --------------------
                  (ET), policy numbers CE100278 and CE100641, and (Y) the Company shall have delivered to Maker One Million Two Hundred Fifty Thousand Dollars ($1,250,000) as payment in full of the Promissory Note in such principal amount and of even date herewith from the Company to Maker,

             Maker hereby unconditionally promises to pay ON DEMAND to the Company, the principal sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000); provided, that if the
                                                  --------
             event set forth in clause (ii) above occurs before the event set forth in clause (i), this Note shall be delivered to Maker and exchanged for a new promissory note substantially in the form of Appendix C hereto.

                       Maker promises to pay interest on the unpaid prin-
             cipal amount of this Note for each day from the date which is five (5) days after Demand for payment is made until the entire amount owing under this Note is paid at a rate per annum equal to 15.6%.

                                      APPENDIX A

                LIST OF SYNDICATES AND COMPANIES WITH PENDING DISPUTES

                 Percentages to be applied upon settlement of pending
                  disputes related to reinsurance for environmental
                       impairment liability policies shall be
                                determined as follows:

                                                          % of
                                                         Total
                                               Total    Disputed
             Syndicate        Company           O/S    Reinsurers Cumulative
              Number           Name           Losses                   %
            --------- -----------------     --------   ---------- -----------
               553    Warrilow - Runoff     5,792,323  20.1%      20.1%
               809    Terra Nova            2,983,998  10.3%      30.4%
               210    Sturge - Runoff       2,196,764   7.6%      38.0%
               918    MDJ Oldsworth -       1,951,236   6.8%      44.8%
                      Runoff
               109    Poland Syndicate -    1,744,664   6.0%      50.9%
                      Runoff
               498    Anthony Phillips -    1,706,937   5.9%      56.8%
                      Runoff
               471    David Graves-Runoff   1,084,223   3.8%      60.5%
               826    Folksam Ins. Co.        963,775   3.3%      63.9%
               831    Excess Ins. Co.         945,320   3.3%      67.2%
               918    AGO Oldsworth -         747,107   2.6%      69.7%
                      Runoff
               190                            720,635   2.5%      72.2%
               122                            607,359   2.1%      74.4%
               665    Ongoing                 599,085   2.1%      76.4%
                91                            587,159   2.0%      78.5%
               839    Sphere Drake            408,639   1.4%      79.9%
               506                            388,186   1.3%      81.2%
               780    Candle - Ongoing        387,004   1.3%      82.6%
                43    Andrew Drysdale -       385,997   1.3%      83.9%
                      Runoff
               546    Spreckly - Runoff       376,748   1.3%      85.2%
               582    Cassidy - Ongoing       333,167   1.2%      86.4%
               257    KRS                     328,532   1.1%      87.5%
               231    Ongoing                 320,198   1.1%      88.6%
               806    Dominion Ins. Co.       260,262   0.9%      89.5%
                      Ltd.
               342                            239,043   0.8%      90.4%
               205                            227,375   0.8%      91.1%
               819    Tokio Marine & Fire     211,800   0.7%      91.9%
               365                            189,559   0.7%      92.5%
               661                            161,147   0.6%      93.1%
               551                            153,237   0.5%      93.6%
               153                            151,401   0.5%      94.1%
               818    Taisho Marine & Fire    141,204   0.5%      94.6%
               241                            140,127   0.5%      95.1%
               235                            133,205   0.5%      95.6%
               362                            114,035   0.4%      96.0%
               694                            104,409   0.4%      96.3%
               947    MJH                     100,217   0.3%      96.7%

                                                          % of
                                                         Total
                                               Total    Disputed
             Syndicate        Company           O/S    Reinsurers Cumulative
              Number           Name           Losses                   %
            --------- -----------------     --------   ---------- -----------

               602                             99,202   0.3%      97.0%
                12                             97,162   0.3%      97.4%
               660                             94,461   0.3%      97.7%
               802    Allianz                  84,720   0.3%      98.0%
               722                             84,714   0.3%      98.3%
               947    RGV                      72,605   0.3%      98.5%
               816    Sovereign Marine         70,598   0.2%      98.8%
               518                             62,351   0.2%      99.0%
                55                             56,976   0.2%      99.2%
               817    Storebrand Ins. Co.      56,454   0.2%      99.4%
               584                             38,976   0.1%      99.5%
                15                             26,281   0.1%      99.6%
               423                             26,146   0.1%      99.7%
               225                             25,877   0.1%      99.8%
               226                             15,492   0.1%      99.9%
               212                             15,150   0.1%      99.9%
               204    FLD                       9,769   0.0%      99.9%
               836    Heddington Assurance      5,581   0.0%     100.0%
                      (U.K.)
               204    CW                        5,541   0.0%     100.0%
               281    Atlanta International     5,383   0.0%     100.0%
               257    JDN                       1,138   0.0%     100.0%
               612                                396   0.0%     100.0%
               940                                  0   0.0%     100.0%
                50    Dominion Ins. Co. Ltd.        0   0.0%
                                           ---------- ------
                                           28,841,050 100.0%
                                           ========== ======

               * Indicates company.  All other numbers refer to syndicates.

                       Maker may prepay this Note in whole or from time
             to time in part, without premium or penalty.

                       Payments shall be made in lawful money of the
             United States of America to the Company at such address as the Company may designate in writing.

                       If any obligation under this Note is not paid in
             full when due, Maker shall pay all out-of-pocket expenses incurred by the Company, including the reasonable fees and disbursements of its counsel, in connection with such fail-ure to pay in full and any collection or other enforcement proceedings resulting therefrom.

                       This Note is binding on Maker and Maker hereby
             waives presentment, demand, notice and protest and any de-fense by reason of an extension of time for payment or other indulgences. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

                       This Note may not be transferred, assigned or
             pledged, in whole or in part, by the holder without the con-sent of Maker.

                       Maker or Guarantor may not set off from any
             amounts due under this Note any amounts due Maker or Guar-antor from Company.

                       This Note shall be governed by and construed and
             enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.


                                           Alexander & Alexander Inc.


                                           By /s/ Dan R. Osterhout
                                              --------------------


                                           Address:

                                           1211 Avenue of the Americas
                                           New York, New York 10036
                                           Attention:

                                       GUARANTY

                       The undersigned, Alexander & Alexander Services
             Inc., a Maryland corporation, and the holder of all of the outstanding capital stock of the Maker of the within Note, hereby irrevocably and unconditionally guarantees to the holder hereof, the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) of all amounts now or hereafter payable by Maker under the within Note ("Obligations"). If Maker shall fail to pay any Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise), the under-signed Guarantor shall forthwith on demand of the Company pay the Company the amount of such Obligation. Notwithstanding the foregoing, the obligations of the Guar-antor hereunder shall not exceed those of the Maker of the within Note. Guarantor further agrees to pay any and all expenses which may be paid or incurred by the holder in collecting any or all of the Obligations and/or enforcing any rights under this Guaranty or under the Obligations.

                                           Alexander & Alexander Services
                                             Inc,



                                           By /s/ Dan R. Osterhout
                                              --------------------

                                      APPENDIX B

                                   GENERAL RELEASE
                                   ---------------

                       Pursuant to the attached Promissory Note,

             Shand/Evanston Group, Inc. ("S/E"), for itself and the Buyer

             Affiliates as defined in the Stock Purchase Agreement, dated as of October 7, 1987, as amended as of February 15, 1989

             (the "Purchase Agreement"), forever discharges and releases

             Alexander & Alexander Inc. and Alexander & Alexander Serv-

             ices Inc. from all present and future obligations and all

             present and future claims, causes of action and proceedings,

             of whatever nature, whether now existing or hereafter aris-

             ing, that S/E or any Buyer Affiliate has or may have under

             Section 8.1(c)(ii) of the Purchase Agreement and/or Settle-

             ment Agreement No. 3 arising out of or relating to any con-

             tract of reinsurance involving any of the companies and

             syndicates listed in Appendix A to the attached Promissory

             Note.  This General Release shall become effective upon

             payment in full of the attached Promissory Note.

                                           SHAND/EVANSTON GROUP, INC.
                                           (for itself and on behalf of
                                           all Buyer Affiliates)


             Date: __________________      By:_________________________

                                           Title:______________________




























             11099740

                                                               APPENDIX C

                                   PROMISSORY NOTE




             $1,750,000
             New York, New York                     ___________ ___, 199_


                       FOR VALUE RECEIVED, the sufficiency of which is
             hereby acknowledged, Alexander & Alexander Inc., a Maryland corporation ("Maker") hereby unconditionally promises to pay to the order of Evanston Insurance Company, an Illinois corporation (the "Company"), or its assigns, the principal sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) on January _, 2000.

                       Maker promises to pay interest on the unpaid prin-
             cipal amount of this Note, for each day from the date hereof until paid, on the 1st day of June and December of each year commencing ___________, ___, 199__, at a rate per annum equal to 10.6%; provided that any overdue principal of and,
                             --------
             to the extent permitted by law, overdue interest shall bear interest, payable on demand, for each day until paid at a rate per annum equal to 15.6%. Interest payable hereunder shall be computed on the basis of a year of 365 days (or 366 days in the year 1996) and shall be paid for the actual number of days elapsed (including the first day but exclud-ing the last day).

                       Maker may prepay this Note in whole or from time
             to time in part, without premium or penalty.

                       Payments shall be made in lawful money of the
             United States of America to the Company or its assigns at such address as the Company or its assigns, as the case may be, may designate in writing.

                       If one or more of the following events ("Events of
             Default") shall have occurred and be continuing:

                            (i)  Maker shall fail to pay when due any
                       principal of this Note;



























             11099740

                           (ii) Maker shall fail to pay any interest on this Note within five days after the same becomes due and payable;

                          (iii) Maker shall fail to pay any other amount due and payable hereunder within twenty days after written notice of the default shall have been given by the holder to the Maker;

                           (iv) Maker or any Guarantor shall commence a voluntary action or proceeding seeking liquid-ation, reorganization or other relief with respect to itself or its debts under any bankruptcy, in-solvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary action or proceed-ing commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

                            (v)  an involuntary action or proceeding
                       shall be commenced against Maker or Guarantor seeking liquidation, reorganization or other re-lief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary action or proceeding shall remain undismissed and unstay-ed for a period of 60 days, or an order for relief shall be entered against Maker or Guarantor under the federal bankruptcy laws as now or hereafter in effect; or

                          (vi) one or more judgments or orders for the payment of money in excess of $20 million in the aggregate shall be rendered against Maker or Guar-antor and if, within 60 days after entry thereof, such judgment or order shall not have been dis-charged or execution thereof stayed pending ap-peal, or within 60 days after the expiration of

             11099740
                       any such stay, such judgment or order shall not be discharged;

             then, and in every such event, the holder of this Note may at any time unless such event is not continuing, at its option, by written notice to Maker, declare this Note (to-gether with accrued interest thereon) to be immediately due and payable, whereupon all unpaid principal and accrued interest under this Note shall become immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby waived by Maker; provided that upon the occurrence of any of the Events of
             --------
             Default specified in clause (iv) or (v) above, without any notice to the Maker or any other act by the holder, this Note (together with accrued interest thereon) shall im-mediately become due and payable without presentment, de-mand, protest or other notice of any kind, all of which are hereby waived by Maker.

                       If an Event of Default occurs, Maker shall pay all
             out-of-pocket expenses incurred by the Company, including the reasonable fees and disbursements of its counsel, in connection with enforcement of the obligations of Maker under this Note and any collection or other enforcement proceedings resulting therefrom.

                       This Note is binding on Maker and Maker hereby
             waives presentment, demand, notice and protest and any de-fense by reason of an extension of time for payment or other indulgences, except as otherwise provided herein. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

                       This Note may be transferred, assigned or pledged
             in its entirety to a single transferee, assignee or pledgee by the holder without the consent of Maker and without lim-itation as to the number of successive single transferees. Except as provided in the next paragraph, this Note may not be subdivided or transferred, assigned or pledged to more than one transferee, assignee or pledgee without the prior written consent of the Maker. The Company and any trans-feree, assignee or pledgee shall give written notice to Maker of any transfer, assignment or pledge made pursuant to the first sentence of this paragraph.

                       The Company may subdivide its interest in, and
             make partial assignments of, this Note to not more than, at any one time, eight corporations which are, directly or

             11099740
             indirectly, wholly-owned subsidiaries of Markel Corporation, a Virginia corporation; provided that the Company has been
                                     --------
             irrevocably appointed the agent by each such assignee for
             the purpose of taking any action on behalf of such assignee that the Company would otherwise be empowered to take on its own behalf in the absence of any such assignment. In no event shall Maker be required to deal with any holder of an interest in this Note other than the Company unless and until there has been a transfer of this Note in accordance with the preceding paragraph or following sentence. If the Company's interest in this Note has been subdivided or a partial assignment of this Note has been made as permitted by the first sentence of this paragraph, the assigned in-terests shall have been restored to the Company prior to any transfer of this Note to a transferee which is not a wholly-owned subsidiary of the Company.

                       Maker or Guarantor may not set off from any
             amounts due under this Note any amounts due Maker or Guar-antor from the Company or its transferees, assignees or pledgees.

                       Any legal action or proceeding with respect to
             this Note or any document related hereto may be brought in the courts of the Commonwealth of Virginia in Richmond, Virginia or of the United States of America for the Eastern District of Virginia, and by execution and delivery of this Note and the related Guaranty Maker and Guarantor hereby irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. Maker and Guarantor hereby irrev-ocably and unconditionally waive any objection, including without limitation, any objection to the laying of venue or based on the grounds of the forum non conveniens which it
                                         ----- --- ----------
             now or hereafter may have to the bringing of any action or proceeding in such respective jurisdictions. MAKER AND GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUN-TERCLAIM ARISING OUT OF OR RELATED TO THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                       This Note shall be governed by and construed and
             enforced in accordance with the laws of the State of New

             11099740

             York, without giving effect to principles of conflicts of law thereof.


                                           Alexander & Alexander Inc.


                                           By:________________________


                                           Address:

                                           1211 Avenue of the Americas
                                           New York, New York 10036
                                           Attention:





                                       GUARANTY

                       The undersigned, Alexander & Alexander Services
             Inc., a Maryland corporation, and the holder of all of the outstanding capital stock of the Maker of the within Note, hereby irrevocably and unconditionally guarantees to Evanston Insurance Company, for its benefit and for the benefit of its successors and its permitted transferees, assigns and pledgees, the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) of all amounts now or hereafter payable by Maker under the within Note ("Obligations"). If Maker shall fail to pay any Obligation when due in accordance with its terms (whether at stated maturity, by acceleration or otherwise), the under-signed Guarantor shall forthwith on demand of the holder pay the holder the amount of such Obligation. Notwithstanding the foregoing, the obligations of the Guarantor hereunder shall not exceed those of the Maker of the within Note. The Guarantor further agrees to pay any and all expenses which may be paid or incurred by the holder of the within Note in collecting any or all of the Obligations and/or enforcing any rights under this Guaranty or under the Obligations.

                                           Alexander & Alexander Services
                                             Inc,


                                           By:___________________________

             11099740

                                   PROMISSORY NOTE


             New York, New York                          January 26, 1995


                       FOR VALUE RECEIVED, the sufficiency of which is
             hereby acknowledged, in the event that within five years after the date hereof Alexander & Alexander Inc., a Maryland corporation ("A&A"), shall deliver to Shand/Evanston Group, Inc., a Virginia corporation (the "Maker") a release of insurance policies issued by Evanston Insurance Company for the benefit of The Mutual Fire Marine and Inland Insurance Company which were the subject of the litigation entitled Constance B. Foster v. The Mutual Fire Marine and Inland
             --------------------------------------------------------
             Insurance Company, Pa. Commw. Ct., No. 3483 C.D. 1986; Con-
             -----------------                                      ----
             stance B. Foster, Ronald G. Aller, et al. v. Evanston Ins.
             ----------------------------------------------------------
             Co., Pa. Commw. Ct., No. 3483 CD 1986 (ET), policy numbers
             ---
             CE100278 and CE100641, Maker hereby unconditionally promises to pay ON DEMAND to A&A the principal sum of One Million Two Hundred Fifty Thousand Dollars ($1,250,000).

                       Maker promises to pay interest on the unpaid prin-
             cipal amount of this Note for each day from the date which is five (5) days after Demand for payment is made until the entire amount owing under this Note is paid at a rate per annum equal to 15.6%.

                       Maker may prepay this Note in whole or from time
             to time in part, without premium or penalty.

                       Payments shall be made in lawful money of the
             United States of America to the Company at such address as the Company may designate in writing.

                       If any obligation under this Note is not paid in
             full when due, Maker shall pay all out-of-pocket expenses incurred by the Company, including the reasonable fees and disbursements of its counsel, in connection with such fail-ure to pay in full and any collection or other enforcement proceedings resulting therefrom.

                       This Note is binding on Maker and Maker hereby
             waives presentment, demand, notice and protest and any de-fense by reason of an extension of time for payment or other indulgences. Failure of the holder hereof to assert any right herein shall not be deemed to be a waiver thereof.

                       This Note may not be transferred, assigned or
             pledged, in whole or in part, by the holder without the consent of Maker.

                       Maker or Guarantor may not set off from any
             amounts due under this Note any amounts due Maker or Guar-antor from Company.

                       This Note shall be governed by and construed and
             enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law thereof.

                                           Shand/Evanston Group, Inc.


                                           By: /s/ Steven A. Markel
                                               --------------------
                                                   Chairman

                                           Address:
                                           4551 Cox Road
                                           Richmond, Virginia 23060

                                           Attention: Steven A. Markel



                                       GUARANTY

             The undersigned, Markel Corporation, a Virginia corporation, and the holder of all of the outstanding capital stock of the Maker of the within Note, hereby irrevocably and uncon-ditionally guarantees to the holder hereof, the full and punctual payment when due (whether at stated maturity, by acceleration or otherwise) of all amounts now or hereafter payable by Maker under the within Note ("Obligations"). If Maker shall fail to pay any Obligation when due in accord-ance with its terms (whether at stated maturity, by acceler-ation or otherwise), the undersigned Guarantor shall forth-with on demand of the holder pay the holder the amount of such Obligation. Notwithstanding the foregoing, the obligations of the Guarantor hereunder shall not exceed those of the Maker of the within Note. Guarantor further agrees to pay any and all expenses which may be paid or incurred by holder in collecting any or all of the

             Obligations and/or enforcing any rights under this Guaranty or under the Obligations.

                                           Markel Corporation



                                           By: /s/ Steven A. Markel
                                               --------------------
                                                   Vice Chairman

                      [Letterhead of Shand/Evanston Group Inc.]





                                                         January 27, 1995



             Mr. Dan Osterhout
             Alexander & Alexander
             1185 Avenue of the Americas
             New York, New York 10036


             Dear Dan:

                       In connection with our Settlement Agreement No. 3
             executed today between Shand/Evanston Group, Inc. ("S/E") and Alexander & Alexander Inc. ("A&A"), we have agreed as follows with respect to one matter still open between us.

                       One of the issues that has arisen between the
             parties is the question of whether A&A must indemnify and hold harmless the Buyer Affiliates (as defined in the Stock Purchase Agreement) from any losses, liabilities, fees, costs or expenses (including reasonable fees and expenses of outside counsel, but excluding the time of employees of any Buyer Affiliate) arising out of the possible non-performance by reinsurers of their obligations with respect to policies of insurance under which Mutual Fire was the insured and EIC or ICE was the insurer ("Mutual Fire Policy Insurance Claims"), including a Mutual Fire Policy Insurance Claim involving D&O insurance policies that were the subject of the litigation entitled Foster v. Evanston Ins. Co., Pa.
                                     ---------------------------
             Commonwealth Ct., No. 3483 CD 1986 (ET) (the "D&O Insurance Claim"). The parties reserve their rights as to whether
             Section 8.1 of the Purchase Agreement does or does not re-quire such indemnity by A&A with respect to any Mutual Fire Policy Insurance Claim. The parties further agree, however, that should the D&O Insurance Claim become the subject of an arbitration or other proceeding between the parties, A&A shall pay S/E all outside counsel fees and other expenses reasonably incurred by S/E (but excluding the time of em-ployees of any Buyer Affiliate) in connection with any such arbitration or proceeding, regardless of the outcome there-of.





























             11099747

                       If you are in agreement with the foregoing, please
             so indicate by executing the enclosed copy of this letter in the space provided and returning a copy to me.

             Sincerely,


             /s/ Steven A. Markel

             Steven A. Markel
             Chairman
             On behalf of Shand/Evanston
               Group Inc.
             and Buyer Affiliates


                                              Accepted and agreed to:

                                              Alexander and Alexander
                                              Inc. and Alexander and
                                              Alexander Services Inc.


                                              By:   /s/ Dan R. Osterhout
                                                    ---------------------

                                              Title:Senior Vice President
                                                    ---------------------










































                                          2

             11099747

                          Letterhead of Debevoise & Plimpton



















                                                         January 27, 1995



             Gregory B. Nevers, Esq.
             Corporate Counsel
             Markel Corporation
             4551 Cox Road
             Glen Allen, Virginia 23060-3382

             Dear Greg;

                                                At your suggestion, and
             to avoid altering the form of note, I wish to confirm with you the understanding of the parties with respect to the promissory note (the "Exchange Note") in the principal amount of $1,750,000 of which Alexander & Alexander Inc. would be the Maker and Evanston Insurance Company the payee, the form of which is annexed as Appendix C to the contingent note (the "Paragraph 2 Note") referred to in paragraph 2 of Appendix B to Settlement Agreement No. 3 between Alexander & Alexander Inc. and Shand/Evanston Group, Inc.

                                                It is understood that the
             Exchange Note, if issued, will be dated the date of its issuance in exchange

             Gregory B. Nevers, Esq.      4              January 27, 1995



             for the Paragraph 2 Note and that interest will commence to accrue on such date of issuance.

                                                Sincerely yours,


                                                /s/ Roswell B. Perkins

                                                Roswell B. Perkins


             Confirmed and agreed



              /s/ Gregory Nevers
              ------------------
              Gregory Nevers